                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 18, 2003


                             StarMedia Network, Inc.
               (Exact Name of Registrant as Specified in Charter)


                 Delaware                         1-15015                  06-1461770
       (State or Other Jurisdiction             (Commission               (IRS Employer
            of Incorporation)                   File Number)           Identification No.)



              999 Brickell Ave., Ste 900
                  Miami, Florida                                     33131
       (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code:     (305) 938-3000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

           On March 18, 2003, StarMedia Network, Inc. d/b/a Cyclelogic Mobile Solutions (the "Company") announced the results of its annual meeting of stockholders held on March 17, 2003. A copy of the Company's press release, announcing the foregoing, is attached as Exhibit 99.1 hereto.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)       Exhibits:

           The following exhibits are filed with this report on Form 8-K:

EXHIBIT NUMBER            DESCRIPTION OF EXHIBIT
--------------            ----------------------

99.1 Press release, dated March 18, 2003, announcing the results of the Company's annual meeting of stockholders held on March 17, 2003.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  March 18, 2003
                                                STARMEDIA NETWORK, INC.


                                                By: /s/ Michael Hartman
                                                   ----------------------------
                                                   Name:  Michael Hartman
                                                   Its:   General Counsel

                                  EXHIBIT INDEX

EXHIBIT NUMBER                          DESCRIPTION
--------------                          -----------

99.1 Press release, dated March 18, 2003, announcing the results of the Company's annual meeting of stockholders held on March 17, 2003.